SUMMARY PROSPECTUS MAY 1, 2011	Mid Cap Value Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2011, along with the Portfolio’s most recent annual report dated December 31, 2010, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121.65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s adviser to be undervalued. At the time of investment, companies purchased typically will fall within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies ($7.2 million to $29.14 billion as of December 31, 2010). The adviser intends to manage the Portfolio so that its weighted capitalization falls within the capitalization range of the members of the Russell MidCap® Index ($251.2 million to $38.54 billion as of December 31, 2010).

In managing the Portfolio, the adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the adviser attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than a level the adviser believes more accurately reflects the fair value of the company. The adviser may also consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

NMSF–31	Northwestern Mutual Series Fund, Inc.

Mid Cap Value Portfolio

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, warrants and securities convertible into common or preferred stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest in American Depositary Receipts and foreign securities (up to 20% of net assets) and may enter into forward commitments to seek to hedge the Portfolio’s foreign currency exposure and utilize other derivatives transactions, such as options, futures, and swap agreements as a cash management strategy.

The adviser may sell a stock from the Portfolio if it believes the stock no longer meets established valuation criteria, the stock’s risk parameters outweigh its return opportunity, specific events alter a stock’s prospects or more attractive opportunities are identified. In seeking to achieve its investment objective, the adviser may sell shares from the Portfolio without regard to the length of time a security has been held.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional investments. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not otherwise have occurred or missed opportunities for the Portfolio. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Derivatives could involve management, credit, interest rate, liquidity and market risks, and the risks of mispricing or improper valuation. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. In addition, the Portfolio could sustain a loss in the event the counterparty to a derivatives transaction fails to make the required payments or otherwise comply with the terms of the contract.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Mid and Small Cap Company Risk – Investing in mid and small cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

Northwestern Mutual Series Fund, Inc.	NMSF–32

Mid Cap Value Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘09 17.60%    Worst Qtr: 4th – ‘08 -27.36%

Average Annual Total Return

(for periods ended December 31, 2010)

1 Yr	5 Yrs	Since Inception on 05/01/03
Mid Cap Value Portfolio
19.93%	1.87%	8.18%
Russell MidCap® Value Index
24.75%	4.08%	11.35%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average
22.94%	3.89%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: American Century Investment Management, Inc. (American Century)

Portfolio Managers: Phillip N. Davidson, Chief Investment Officer Value Equity, Senior Vice President and Senior Portfolio Manager joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in 2009.

Michael Liss, Vice President and Portfolio Manager, has served American Century as a Portfolio Manager since 2004 and began managing the Portfolio in 2009.

Kevin Toney, Vice President and Portfolio Manager, has served American Century as a Portfolio Manager since 2006 and began managing the Portfolio in 2009.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

NMSF–33	Northwestern Mutual Series Fund, Inc.